Exhibit 99.1

February 18, 2026

ARRAY Technologies Upsizes and Extends Revolving Credit Facility to $370 Million, Strengthening Liquidity

and Strategic Flexibility

ALBUQUERQUE, NM — (GLOBE NEWSWIRE) — ARRAY Technologies, Inc. (NASDAQ: ARRY) (“ARRAY” or the “Company”), a leading global provider of solar tracking technology and fixed-tilt products, foundation solutions, software systems and services, announced that on February 18, 2026, it has successfully upsized and extended its existing revolving credit facility from $166 million to $370 million. The amended facility extends the maturity of the revolving credit facility by over two years, from October 14, 2028 to February 18, 2031. The amended facility includes up to $250 million available for the issuances of letters of credit. Goldman Sachs Bank USA acted as Lead Arranger and is Administrative Agent for the facility.

Additional banks participating in the amended facility include Joint Lead Arrangers J.P. Morgan, Wells Fargo Securities, LLC., PNC Capital Markets, LLC., and HSBC Bank USA, as well as participating lenders Royal Bank of Canada, BNP Paribas, Morgan Stanley Senior Funding, Inc., and Jefferies.

The amended facility enhances the Company’s liquidity profile and provides additional flexibility to support operational execution, working capital needs, and global growth initiatives. The increased commitment also aligns with Array’s continued momentum in strengthening its balance sheet and optimizing its capital structure.

H. Keith Jennings, Chief Financial Officer of ARRAY Technologies, added:

“Strengthening our capital structure and improving our funding access were core priorities for ARRAY, and the expansion of our revolving credit facility reflects recognition of our improving outlook and our commitment to disciplined financial management. The increase in capacity to $370 million—and welcoming three new lenders into our syndicate—demonstrates strong confidence in our strategy, our execution, and our position as one of the global leaders in utility-scale solar. This increased liquidity capacity enhances our ability to manage working capital efficiently, navigate dynamic market conditions, and support our growth initiatives. We appreciate the support of both our existing and new banking partners as we continue to execute.”

About ARRAY Technologies

ARRAY Technologies (NASDAQ: ARRY) is a leading global provider of solar tracking technology and fixed-tilt systems to utility-scale and distributed generation customers, who construct, develop, and operate solar PV sites. With solutions engineered to withstand the harshest weather conditions, ARRAY’s high-quality solar trackers, fixed-tilt systems, software platforms, foundation solutions, and field services combine to optimize energy production and deliver value to our customers for the entire lifecycle of a project. Founded and headquartered in the United States, ARRAY is rooted in manufacturing and driven by technology—relying on its domestic manufacturing, diversified global supply chain, and customer-centric approach to design, deliver, commission, train, and support solar energy deployment around the world. For more news and information on ARRAY, please visit arraytechinc.com.

Investor Relations Contact:

Investor Relations

505-437-0010

investors@arraytechinc.com

Media Contact:

Steven Kirsch

505-738-6923

steven.kirsch@arraytechinc.com

Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “anticipates,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms. Forward-looking statements include , but are not limited to, statements regarding the Company’s expectations for the amended revolving credit facility, the Company’s planned use of funds from the amended revolving credit facility, the anticipated impact on liquidity and financial flexibility, the Company’s ability to execute its strategic initiatives, future operational performance, market conditions, growth opportunities, and other statements that are not historical facts. Forward-looking statements are based on current expectations and assumptions that are subject to a number of risks, uncertainties, and factors that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements should be evaluated together with the risks and uncertainties that affect our business and operations, particularly those described in more detail in the Company’s most recent Annual Report on Form 10-K and subsequent reports and other documents on file with the SEC, each of which can be found on our website, www.arraytechinc.com. The forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.